UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

KaloBios Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35798	77-0557236
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Marina Boulevard, Suite 250

Brisbane, CA 94005-1878

(Address of principal executive offices, including zip code)

(650) 243-3100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously reported, on December 29, 2015, KaloBios Pharmaceuticals, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On March 15, 2016, the Company filed with the Bankruptcy Court (i) a Monthly Operating Report for the period beginning on December 30, 2015 and ending December 31, 2015 and (ii) a Monthly Operating Report for the month of January 2016. The Monthly Operating Reports are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by an independent registered public accounting firm and were not prepared in accordance with generally accepted accounting principles in the United States. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy laws and remains subject to future adjustment and reconciliation. Therefore, the Monthly Operating Reports do not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from the presentation of information in Exchange Act reports. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in Exchange Act reports, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its Exchange Act reports. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Monthly Operating Report for the period beginning on December 30, 2015 and ending on December 31, 2015

99.2	Monthly Operating Report for the month of January 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KaloBios Pharmaceuticals, Inc.

By:	/s/ Cameron Durrant
Name: Cameron Durrant Title: Chief Executive Officer and Chairman of the Board

Dated: April 12, 2016